SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF THE LISTED FUNDS:

DWS Emerging Markets Fixed Income Fund
DWS Global Bond Fund

Effective on or about April 15, 2011, DWS Emerging Markets Fixed Income Fund will change its name to DWS Enhanced Emerging Markets Fixed Income Fund and DWS Global Bond Fund will change its name to DWS Enhanced Global Bond Fund.

Effective on or about April 15, 2011, the following non-fundamental investment policies are hereby deleted from the INVESTMENT RESTRICTIONS section of each fund’s Statement of Additional Information Part I:

(8) the fund may not purchase options, unless the aggregate premiums paid on all such options held by the fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

(9) the fund will not sell put options if, as a result, more than 50% of the fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.

(11) the fund may engage in currency transactions primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value.

(12) the fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging.

Effective on or about April 15, 2011, the following disclosure is added to APPENDIX I-I – INVESTMENT PRACTICES AND TECHNIQUES of each fund’s Statement of Additional Information Part I:

Currency Strategies

Please Retain This Supplement for Future Reference

March 8, 2011
SAISTKR-17